UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Definitive Material Agreement.

Subscription Agreements

From February 21, 2020 through July 27, 2020, Pareteum Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) for the issue and sale of shares (the “Shares”) of its previously authorized 8% Series C Redeemable Preferred Stock (the “Series C Preferred Stock”) with each of several investors for an aggregate purchase price of $8,850,000, or an average of $83,617 per share of Series C Preferred Stock.  The Company received net proceeds from the sale of these Shares of $8,407,500 after payment of commissions equal to 5% of the gross proceeds to Hoving & Partners SA, the Company’s placement agent for the transaction. The Subscription Agreement contains customary representations and warranties, including representations from each purchaser regarding its status as a non-US Person under Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and each investor’s investment purpose, and representations from the Company regarding its organization, authorization to enter into the transaction and compliance with certain laws, among other things. The Company also granted piggy-back registration rights to the purchasers under the Subscription Agreement with respect to the purchasers’ securities such that if the Company files a registration statement on Form S-1 or Form S-3 registering the issuance and sale of any of its securities, then the resale by the purchasers of any of its shares must be included as part of the offering registered under that registration statement, upon the election of such purchasers.

There is no material relationship between the Company or its affiliates and the purchasers other than in respect of the Subscription Agreement, except that certain of the purchasers had previously purchased shares of Series C Preferred Stock and continue to hold such securities.

The foregoing description is qualified in its entirety by the terms of the Form of Subscription Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

The representations, warranties and covenants contained in the Subscription Agreement were made solely for the benefit of the parties to Subscription Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Subscription Agreement and not to provide investors with any other factual information regarding the Company or its business.

Exchange Agreements

Simultaneous with its entry into Subscription Agreements of the type described in Item 1.01 above, two investors also each entered into an Exchange Agreement, dated as of July 17, 2020 and July 27, 2020, with the Company (each, an “Exchange Agreement”). Under each Exchange Agreement, the Company and the investor party thereto agreed that such investor will exchange all of its shares of Series C Preferred Stock for shares of the Company’s common stock (“Common Stock”), subject to the satisfaction of certain conditions, including approval by the Company’s stockholders of the issuance of Common Stock, if then required by the rules of the NASDAQ Stock Market, and the ability of the Company to issue shares of Common Stock not subject to restrictions on resale.

The number of shares of Common Stock issuable upon exchange of the Series C Preferred Stock is determined by the application of a formula in which (i) the stated value of the shares of Series C Preferred Stock being converted plus the value of any accrued and unpaid dividends plus, with respect to certain agreed upon shares of the Series C Preferred Stock, a premium of 12.5% on the stated value is divided by (ii) the conversion price. The conversion price is the lower of (i) $0.58 and (ii) the greater of (x) the average daily volume-weighted average price per share of Common Stock during the five trading days before the closing of the exchange and (y) $0.40. The exchange will occur on the first business day following the satisfaction of all conditions to the exchange set forth in the Exchange Agreement, including, if such exchange does not occur by December 31, 2020, an added condition that the average trading price of the Common Stock be at least $0.58 per share.

There is no material relationship between the Company or its affiliates and the purchasers other than in respect of the Exchange Agreements, except that each investor is concurrently purchasing, and is currently a holder of, shares of Series C Preferred Stock.

The foregoing description is qualified in its entirety by the terms of the Form of Subscription Agreement and the Form of Exchange Agreement, which is each incorporated herein by reference and attached hereto as Exhibit 10.1 and 10.2.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report is incorporated in this Section 3.02 by reference. The Company is relying on the exemptions from registration under Section 4(a)(2) of the Securities Act and Regulation S under the Securities Act for purposes of the private placement of the Shares. The offering, issuance or sale of the Shares have not been and will not be registered under the Securities Act or any applicable securities laws of any state of the United States and the Shares may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) or persons in the United States absent registration or an applicable exemption from such registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 16, 2019).
10.2	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: July 27, 2020	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer